UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2011

D.R. Horton, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 500, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 390-8200

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective June 29, 2011, DHI Mortgage Company, Ltd., a Texas limited partnership (“DHI Mortgage” or the “Seller”), and a subsidiary of D.R. Horton, Inc., and U.S. Bank National Association, a national banking association, as a Buyer, as Administrative Agent, and as Syndication Agent (“U.S. Bank” or “Buyer”) entered into a Sixth Amendment to the Master Repurchase Agreement dated March 27, 2008 (the “Master Repurchase Agreement”), as amended by, the First Amendment to the Master Repurchase Agreement, dated March 5, 2009, the Second Amendment to the Master Repurchase Agreement dated September 23, 2009, the Third Amendment to the Master Repurchase Agreement dated March 4, 2010, the Fourth Amendment to the Master Repurchase Agreement dated July 30, 2010, and the Fifth Amendment to the Master Repurchase Agreement dated March 4, 2011 (the Master Repurchase Agreement, as amended, the “Repurchase Facility”).

The primary purpose of the Repurchase Facility is to provide financing and liquidity to DHI Mortgage by facilitating purchase transactions in which DHI Mortgage transfers eligible loans to buyers against the transfer of funds by buyers (thereby becoming purchased loans). The purchase transactions are based on the terms and conditions in the Repurchase Facility and the ancillary or operative agreements attached thereto or referred to therein. Amounts outstanding under the Repurchase Facility are not guaranteed by D.R. Horton, Inc. or any of its subsidiaries that guarantee their homebuilding debt.

The Sixth Amendment provides that the capacity of the facility (“Committed Sum”) be increased to $150,000,000 from June 29, 2011 through October 20, 2011. At all other times, the Committed Sum is $100,000,000.  Generally, advances under the Repurchase Facility carry a Pricing Rate based on the greater of (i) 1.25% and (ii) the Libor Rate plus the Libor Margin. The Libor Margin is 2.5%. The Pricing Rate is subject to the Libor Floor, which provides that the Pricing Rate will not in any event be less than three and three-quarters percent (3.75%).

The Repurchase Facility has a term of the earlier of (i) March 4, 2012, or (ii) the date when the Buyers’ Commitments are terminated pursuant to the Repurchase Facility, by order of any Governmental Authority or by operation of law. The Sixth Amendment is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01. “Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Sixth Amendment to Master Repurchase Agreement, dated June 29, 2011 by and between DHI Mortgage Company, Ltd. and U.S. Bank National Association, as Buyer, Administrative Agent and Syndication Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D. R. Horton, Inc.

Date: July 6, 2011

By: /S/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Sixth Amendment to Master Repurchase Agreement, dated June 29, 2011 by and between DHI Mortgage Company, Ltd. and U.S. Bank National Association, as Buyer, Administrative Agent and Syndication Agent.